EXHIBIT 10.1


                            AMENDMENT NUMBER 1 TO THE
                 UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

            This AMENDMENT NUMBER 1 TO THE UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT ("AMENDMENT"), is entered into as of the 5th day of November 2002, between American International Golf, Inc., a Delaware corporation ("NEWCO") and National Golf Properties, Inc., a Maryland corporation ("NGP"), on the one hand, and the AGC Noteholders (as defined herein) (the "PLEDGEE") and Bank of America, N.A. ("BOFA") on the other hand.

            WHEREAS, each of Newco, NGP, BofA and the Pledgee are parties to that certain Unit Exchange and Registration Rights Agreement dated as of July 19, 2002 (the "REGISTRATION RIGHTS AGREEMENT");

            WHEREAS, the parties hereto wish to amend the Registration Rights Agreement as set forth below in connection with the Extension and Amendment Agreement Relating to the Delivery of Alternate Collateral dated as of November 5, 2002 (the "EXTENSION AGREEMENT"); and

            WHEREAS, the execution of this Amendment is a condition precedent to the effectiveness of the Extension Agreement.

      NOW THEREFORE, in consideration of the above premises and the mutual covenants set forth hereafter and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                    AGREEMENT

                                    Article 1
                                   Amendments

            Section 1.01: The Registration Rights Agreement is hereby amended by the deletion of the Recitals in their entirety and the insertion of the following text in lieu thereof:

            "WHEREAS, David G. Price (individually) and the David G. Price Trust dated March 5, 1998 (as amended) (collectively "DAVID PRICE") own shares of common stock, par value $.01 per share ("NGP COMMON STOCK") of NGP and common limited partnership units ("UNITS") of National Golf Operating Partnership, L.P., a Delaware limited partnership ("NGOP") and Dallas P. Price (individually) and the Dallas P. Price Trust dated May 14, 1998 (as amended) (collectively "DALLAS PRICE") own Units of NGOP;

            WHEREAS, pursuant to the terms of the Third Amended and Restated Partnership Agreement of NGOP dated as of July 28, 1999, by and among NGP as the general partner of NGOP, and the limited partners listed on Exhibit A thereto (as amended, the "NGOP AGREEMENT") each Unit is exchangeable (without payment of any consideration) for one share of NGP Common Stock;

            WHEREAS, in furtherance of inducing the holders of the 9.35% senior secured notes due July 1, 2004 issued by AGC (the "AGC Noteholders") to enter into that certain Extension and Amendment Relating to the Delivery of Alternate Collateral dated as of November 5, 2002 (the "EXTENSION AGREEMENT"), pursuant to the terms of that certain Collateral Agency and Intercreditor Agreement, dated as of July 19, 2002, by and among David Price, AGC, Mountaingate, Golf Enterprises, Inc., Jim Colbert Golf, Inc., the Secured Creditors, and BNY Midwest Trust Company as the collateral agent, as amended by the Extension Agreement (as amended, the "AGC COLLATERAL AGENCY AGREEMENT") (i) David Price has pledged for the benefit of Pledgee 354,938 shares of NGP Common Stock (the "DGP PLEDGED STOCK") and 1,107,620 Units (the "DGP PLEDGED UNITS"), each pursuant to that certain Amended and Restated Stock and Partnership Interest Pledge Agreement, dated as of November 5, 2002 (the "DGP PLEDGE AGREEMENT") by and among David Price, David G. Price Trust and BNY Midwest Trust Company as collateral agent for the benefit of the Pledgee and (ii) Dallas Price has pledged for the benefit of Pledgee 336,737 shares of NGP Common Stock (the "DPP PLEDGED STOCK" and collectively with the DGP Pledged Stock, the "PLEDGED STOCK") and 68,333 Units (the "DPP PLEDGED UNITS" and collectively with the DGP Pledged Units the "PLEDGED UNITS") pursuant to that certain Stock and Partnership Interest Pledge Agreement dated as of November 5, 2002 (the "DPP PLEDGE AGREEMENT" and collectively with the DGP Pledge Agreement, the "PLEDGE AGREEMENTS");

            WHEREAS, in connection with the Extension Agreement, BofA received cash collateral in lieu of NGP Common Stock and NGOP Units.

            WHEREAS, Pledgee has requested that following an Event of Default (as defined herein), Pledgee shall be entitled to immediately exchange the Pledged Units for shares of NGP Common Stock consistent with the provisions of the Pledge Agreements governing the rights of the Pledgee following an Event of Default without regard to any of the limitations or restrictions on such exchange that are set forth in the NGOP Agreement; and

            WHEREAS, Pledgee has requested certain registration rights in connection with the Pledged Stock and shares of NGP Common Stock issuable upon exchange of Pledged Units and any conversion of the Pledged Stock and Pledged Units pursuant to the consummation of the transactions pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization by and among NGP, NGOP, the Company, David Price, Dallas P. Price, the Dallas P. Price Trust, the AGC Contributors, the Transferred Entity Contributors (each as defined therein) and American International Golf, Inc., dated as of September 14, 2002 and for so long as the Pledge Agreements are still in effect and not otherwise terminated by Pledgee.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:"

            Section 1.02. The Registration Rights Agreement is hereby amended by the deletion of the text "Pledge Agreement" and the insertion of the text "Pledge Agreements" in lieu thereof in each place it appears.

            Section 1.03. Section 1.02 of the Registration Rights Agreement is hereby amended by the insertion of the following definition for "Dallas Price":


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


            ""DALLAS PRICE" has the meaning set forth in the recitals."

            Section 1.04. Section 1.02 of the Registration Rights Agreement is hereby amended by the deletion of the definition "Pledgee" and the insertion of the following text in lieu thereof:

            ""PLEDGEE" shall mean the AGC Noteholders."

            Section 1.05. The definition of "Event of Default" in Section 1.02 of the Registration Rights Agreement is hereby amended by the deletion of the text "October 15, 2002" and the insertion of the text "March 31, 2003" in lieu thereof.

            Section 1.06. The Registration Rights Agreement is hereby amended by the deletion of Section 3.10 thereof and the replacement thereof in its entirety by the following:

            "3.10.      Decisionmaking by Pledgee.  The Required
Purchasers (as defined in the AGC Collateral Agency Agreement) shall have the sole right to make decisions as Pledgee under this Agreement."

            Section 1.07. The Registration Rights Agreement is hereby amended by the deletion of Section 5.05 thereof in its entirety and the insertion of the following in lieu thereof:

            "This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated (by operation of law or otherwise) without the prior written consent of the other parties, except that the Pledgee may transfer the registration rights granted hereunder to its affiliates and the AGC Noteholders may transfer the registration rights hereunder to any purchaser of the Purchaser Indebtedness (as defined in the Restructuring Agreement)."

                                    Article 2
                                  Miscellaneous

            Section 2.01. By executing this Amendment, BofA hereby acknowledges that it shall no longer be a party to the Registration Rights Agreement and shall have no rights, interests, obligations or liabilities thereunder, and all references to "Pledgee" under the Registration Rights Agreement shall refer solely to the AGC Noteholders. By executing this Amendment, NGP hereby confirms that the waiver provided in Section 2.01 includes the DPP Pledged Units.


            Section 2.02. This Amendment and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law provisions thereof that may require the application of the laws of another jurisdiction (except to the extent that mandatory provisions of the federal law apply).

            Section 2.03. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one


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


instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

            Section 2.04. Except as contemplated in this Amendment, all of the terms and provisions of the Registration Rights Agreement shall remain in full force and effect and the same are hereby ratified and confirmed.

            Section 2.05. If any provision of this Amendment shall be found invalid, unenforceable or ineffective, such provision shall be invalid, unenforceable or ineffective only to the extent required to render such provision valid, enforceable or effective, without invalidating the remainder of such provision or the remaining provisions hereof, including, without limitation, any consent or amendment granted herein by the parties hereto.


                            (Signature page follows)


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


           IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.



                                    AMERICAN INTERNATIONAL GOLF, INC.


                                    By: /s/ Neil M. Miller
                                       -----------------------------------------
                                       Name: Neil M. Miller
                                       Title: Secretary and Treasurer




                                    NATIONAL GOLF PROPERTIES, INC.


                                    By: /s/ Neil M. Miller
                                       -----------------------------------------
                                       Name: Neil M. Miller
                                       Title: CFO















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


                                    BANK OF AMERICA, N.A.


                                    By: /s/ Ronald J. Parisi
                                       -----------------------------------------
                                       Name: Ronald J. Parisi
                                       Title: Senior Via President
















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


                                          Teachers Insurance and Annuity
                                          Association of America


                                          By: /s/ Roi G. Chandy
                                             -----------------------------------
                                          Name: Roi G. Chandy
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------





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


                                          The Travelers Insurance Company


                                          By: /s/ Pamela Westmoreland
                                             -----------------------------------
                                          Name: Pamela Westmoreland
                                               ---------------------------------
                                          Title: Investment Officer
                                                --------------------------------








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


                                          Jefferson-Pilot Life Insurance
                                          Company


                                          By: /s/ Robert E. Whalen II
                                             -----------------------------------
                                          Name: Robert E. Whalen II
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                                    National Life Insurance Company


                                    By: /s/ R. Scott Higgins
                                       -----------------------------------
                                    Name: R. Scott Higgins
                                         ---------------------------------
                                    Title: Vice President, NL Capital Management
                                          --------------------------------------

























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


                                          Life Insurance Company of the
                                          Southwest


                                    By: /s/ R. Scott Higgins
                                       -----------------------------------------
                                    Name: R. Scott Higgins
                                         ---------------------------------------
                                    Title: Vice President, NL Capital Management
                                          --------------------------------------
































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


                                          AUSA Life Insurance Company, Inc.


                                          By: /s/ John Bailey
                                             -----------------------------------
                                          Name: John Bailey
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------






























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


                                          Transamerica Life Insurance
                                          Company


                                          By: /s/ John Bailey
                                             -----------------------------------
                                          Name: John Bailey
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------







































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